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EXHIBIT 10.4


                        MODIFICATION OF
                   LICENSE AGREEMENT FOR THE
              PNEUMATIC HAND TOOL EXHAUST MUFFLER


     This modification agreement hereby amends the original
Licensing Agreement for Pneumatic Hand Tool Exhaust Muffler as follows:

     1.   Exhaust Technologies, Inc. must generate sales of hte
          Pneumatic Hand Tool Exhaust Muffler of $ -0- in 1998, $
          -0- in 1999, $ -0- in 2000, $ -0- in 2001 and $500,000
          for all the years thereafter.

All other conditions of the original agreement remain unchanged.

/s/ Robert e. Sterling
Exhaust Technologies, Inc.
President

/s/ Robert E. Sterling
Robert E. Sterling